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                                                                     EXHIBIT 4.3


Form of certificate representing common stock, par value $.01 per share, of CSPR.

NUMBER                                                            SHARES
ZQ
   -----------                                                     ------------

                        CORTELCO SYSTEMS PUERTO RICO INC.
                   INCORPORATED UNDER THE LAWS OF PUERTO RICO
                   5,000,000 AUTHORIZED SHARES $.01 PAR VALUE

                                                               CUSIP 22051P 10 6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT
                    -----------------------------------------
Is The Owner of
                 -------------------------------

     FULLY PAID AND NON-ASSESSABLE SHARES OF $.01 PAR VALUE COMMON STOCK OF

                        CORTELCO SYSTEMS PUERTO RICO INC.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:


-----------------------                                 ---------------------
       Secretary                                                President


                                [CORPORATE SEAL]

                                                   COUNTERSIGNED AND REGISTERED:
                                               Computershare Trust Company, Inc.
                                                                   P.O. Box 1596
                                                          Denver, Colorado 80201

                                             By:
                                                 -------------------------------
                                 Transfer Agent & Registrar Authorized Signature





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                        CORTELCO SYSTEMS PUERTO RICO INC.

                 TRANSFER FEE: $20.00 PER NEW CERTIFICATE ISSUED

         The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common
TEN ENT -as tenants by the entireties
JT TEN  -as join tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -....Custodian.... under Uniform Gifts to Minors Act.........
                  (Cust)       (Minor)                                 (State)

    Additional abbreviations may also be used though not in the above list.
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FOR VALUE RECEIVED, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                         Shares
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of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
attorney-in-fact to transfer said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated
      -----------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------
                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

-----------------------------------

The signatures(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.